Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement dated April 1, 2014 to the

Statutory Prospectuses for Administrative Class, Institutional Class, Class A, Class B, Class C, Class D, Class P

and Class R shares of all series of Allianz Funds except for AllianzGI Money Market Fund

Dated August 28, 2013 (as revised December 19, 2013) (as supplemented thereafter)

Disclosure Relating to AllianzGI Mid-Cap Fund

Within the Fund Summary relating to AllianzGI Mid-Cap Fund (the “Fund”), the subsection entitled “Management of the Fund — Portfolio Managers” is hereby restated in its entirety as follows:

Steven Klopukh, CFA, lead portfolio manager and director, has managed the Fund since 2005.

Tim McCarthy, CFA, portfolio manager and vice president, has managed the Fund since 2014.

The information relating to the Fund contained in the table in the subsection “Management of the Funds — Sub-Advisers — AllianzGI U.S.” in the Prospectus is hereby deleted and replaced with the following:

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI Mid-Cap Fund	Steven Klopukh, CFA (Lead)	2005	Mr. Klopukh, CFA, is a senior portfolio manager and director with Allianz Global Investors, which he joined in 2002. He co-manages US mid-cap growth and core equity portfolios. Mr. Klopukh has 17 years of investment-industry experience and was previously a vice president and fundamental equity analyst at CDC Investment Management Corp. He has a B.S., magna cum laude, from Fairleigh Dickinson University and an M.B.A. with honors from the University of Chicago.

	Tim McCarthy, CFA	2014	Mr. McCarthy is a portfolio manager and a vice president with Allianz Global Investors, which he joined in 2003. He is a member of the US Mid Cap team. Mr. McCarthy was previously a portfolio manager and analyst on the Small Cap team, and a member of the Quantitative Analytics & Risk Strategy group. Mr. McCarthy has 14 years of investment-industry experience. He was previously a portfolio product specialist at FactSet Research Systems, where he had responsibilities for portfolio construction, risk analysis and performance. Mr. McCarthy has a B.S. in business administration with a concentration in finance from the University of Vermont.

Please retain this Supplement for future reference.